Ameristock ETF Trust

Ameristock/Ryan 1 Year Treasury ETF
Ameristock/Ryan 2 Year Treasury ETF
Ameristock/Ryan 5 Year Treasury ETF
Ameristock/Ryan 10 Year Treasury ETF
Ameristock/Ryan 20 Year Treasury ETF

Supplement dated May 28, 2008 to the Prospectus dated November 1, 2007

Ameristock Corporation, the investment adviser for each of the above-named series (collectively, the “Funds”) of Ameristock ETF Trust (the “Trust”), announced today that it would close each Fund to new investment on June 10, 2008. The Funds will then be liquidated. Shareholders of record remaining on June 19, 2008 will receive cash at the net asset value of their shares as of June 19, 2008, which will include income (including capital gains, if any) recognized by a Fund up to this date. The Trust’s Board of Trustees determined that closing the Funds was in the best interests of the Funds and their shareholders because the Funds have not gathered sufficient assets to continue their business and operations in an economically viable manner.

June 10, 2008 will be the last day of trading in the Funds on the American Stock Exchange, and the last day on which creation unit aggregations of Fund shares may be purchased or redeemed. The American Stock Exchange will halt trading in the Funds before the open of trading on June 11, 2008. From June 11, 2008 until June 19, 2008, the Funds will be in the process of closing down and liquidating their portfolios. This process will likely result in each Fund not meeting its investment objective of tracking its underlying index during this period. The Fund’s assets will be distributed for payment to Shareholders on June 20, 2008.

Shareholders may sell their holdings on or prior to June 10, 2008, incurring a transaction fee from their broker-dealer. From June 11, 2008 through June 19, 2008, shareholders may not be able to sell their shares, although it is possible that certain broker-dealers will be willing to purchase them. While Fund shareholders remaining on June 19, 2008 will not incur transaction fees to sell their shares, the net asset value of each Fund will reflect the transaction costs incurred by the Fund in liquidating its portfolio. Other costs of closing the Funds will be borne by Ameristock Corporation. Shareholders will generally recognize a short-term capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

The foregoing information supplements the Trust’s prospectus dated November 1, 2007. If you would like to receive a copy of the prospectus or would like additional information on the liquidations, call the Trust at (866) 821-5592. The Trust’s prospectus is also available on the Funds’ Internet site at http://www.ameristock.com.

Please Retain This Supplement For Future Reference